UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2018

BRUKER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30833 (Commission File Number)	04-3110160 (IRS Employer Identification No.)

40 Manning Road

Billerica, MA 01821

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (978) 663-3660

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 of the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 12, 2018, the Board of Directors of Bruker Corporation (“Bruker,” the “Company,” “we” or “us”) appointed Gerald N. Herman to serve as the Company’s Interim Chief Financial Officer, effective as of March 17, 2018 upon the departure of Chief Financial Officer and Senior Vice President Anthony L. Mattacchione. Mr. Mattacchione’s resignation was previously reported in the Company’s Form 8-K filed with the Securities and Exchange Commission on February 21, 2018. Mr. Herman, age 60, joined the Company in 2016 as Vice President and Corporate Controller and currently serves as principal accounting officer. Upon commencement of his service as Interim Chief Financial Officer, Mr. Herman also will serve as the Company’s principal financial officer.

Prior to joining the Company, Mr. Herman was Corporate Vice President - Clinical Operations of PAREXEL International from 2014 to February 2016 and Corporate Vice President & Controller-Finance of PAREXEL from 2008 to 2013. From 2005 to 2008, Mr. Herman was Vice President-Corporate Controller of Presstek, Inc. Prior to 2005, he served in a variety of financial and accounting roles at various organizations, including as Senior Manager at Arthur Andersen LLP from 1979 to 1987. Mr. Herman is a Certified Public Accountant in the Commonwealth of Massachusetts and holds a M.B.A. from the University of Chicago and a Master of Science in Taxation from Bentley University.

There is no arrangement or understanding between Mr. Herman and any other person pursuant to which Mr. Herman was appointed as Interim Chief Financial Officer of the Company. There are no transactions in which Mr. Herman has an interest requiring disclosure under Item 404(a) of Regulation S-K.

In connection with his appointment as Interim Chief Financial Officer, Mr. Herman’s base salary of $250,000 will be increased by $6,000 per month from the effective date of his appointment. Additionally, he will be eligible to receive a special bonus, payable in April 2019, in the amount of either $100,000 if selected as the Company’s permanent Chief Financial Officer or $150,000 if an external candidate is appointed to that position, subject to continuation of employment and achievement of certain goals.

A copy of the Company’s press release announcing Mr. Herman’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(d)      Exhibits

Number

99.1	Press release dated March 14, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER CORPORATION (Registrant)

Date: March 14, 2018	By:	/s/FRANK H. LAUKIEN
Frank H. Laukien
Chairman, President & Chief Executive Officer